EXECUTION COPY

DATE:	March 7, 2007

TO:
Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Saxon Asset Securities Trust 2007-1, Mortgage Loan Asset Backed Certificates, Series 2007-1

ATTENTION:	Trust Administration - SX0701
TELEPHONE:	(714) 247-6000
FACSIMILE:	(714) 656-2626

FROM:	New York Derivative Client Services Group
TELEPHONE:	(212) 761-2996
FACSIMILE:	(646) 202-9190

SUBJECT:	Fixed Income Derivatives Confirmation

REFERENCE NUMBER:	AACJG

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Swap Transaction entered into on the Trade Date specified below (the “Transaction”) between Morgan Stanley Capital Services Inc. (“Party A”) and Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Supplemental Interest Trust (the “Trustee”) under the Pooling and Servicing Agreement, dated and effective as of February 1, 2007, among Saxon Asset Securities Company, as Depositor, Deutsche Bank National Trust Company, as Trustee, and Saxon Mortgage Services, Inc., as Servicer (the “PSA”) for the Saxon Asset Securities Trust 2007-1, Mortgage Loan Asset Backed Certificates, Series 2007-1 (“Party B”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Terms capitalized but not defined in this Confirmation (including the Definitions) have the meanings attributed to them in the PSA.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of March 7, 2007, as amended and supplemented from time to time (the “Agreement”), between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the notional amount set forth for such Calculation Period in Schedule I attached hereto.

Trade Date:	March 5, 2007

Effective Date:	January 25, 2008

Termination Date:
September 25, 2011, which for the purpose of the final Fixed Rate Payer II Calculation Period is subject to No Adjustment, and for the purpose of the final Floating Rate Payer Calculation Period is subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts I:

Fixed Rate I Payer:	Party A

Fixed Rate I Payer Payment Dates:	March 7, 2007

Fixed Amount I:	USD 150,000

Fixed Amounts II:

Fixed Rate II Payer:	Party B

Fixed Rate II Payer Payment Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2008, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate II Payer Period End
Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2008, subject to No Adjustment.

Fixed Rate II:	4.80%

Fixed Amount II:	To be determined in accordance with the following formula:

Fixed Rate II * Notional Amount * Fixed Rate Day Count Fraction.

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Payment
Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2008, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer Period End
Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing February 25, 2008, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Floating Amount:	To be determined in accordance with the following formula:

Floating Rate * Notional Amount * Floating Rate Day Count Fraction.

Designated Maturity:	One month

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York and Los Angeles

Business Day Convention:	Following

2.	Account Details and Settlement Information:

Payments to Party A:

Citibank, New York
ABA No.: 021 000 089
Account No.: 4072-4601
Account Name: Morgan Stanley Capital Services Inc.

Payments to Party B:

Deutsche Bank
ABA No.: 021001033
Account No: 01419663
Acct Name: NYLTD Funds Control - Stars West
Ref: Saxon Asset Securities Trust 2007-1 (swap)

3.
Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by Deutsche Bank National Trust Company (i) this Confirmation is executed and delivered by Deutsche Bank National Trust Company not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust under the PSA in the exercise of the powers and authority conferred and invested in it as trustee thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of Party B is made and intended not as personal representations of the Trustee but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) except as expressly required by the terms of the PSA, nothing herein contained shall be construed as creating any liability on Deutsche Bank National Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties, and (iv) under no circumstances shall Deutsche Bank National Trust Company in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

We are very pleased to have entered into this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

MORGAN STANLEY CAPITAL SERVICES INC.

By:  /s/ David N. Moore
Name: David N. Moore
Title: Vice President

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK NATIONAL TRUST
COMPANY, not individually, but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Saxon Asset Securities Trust 2007-1, Mortgage Loan Asset Backed Certificates, Series 2007-1

By:  /s/ Karlene Benvenuto
Name: Karlene Benvenuto
Title: Authorized Signer

SCHEDULE I

Line	Calculation Period		Notional Amount ($)
1	Effective Date	2/25/2008	381,020,466.35
2	2/25/2008	3/25/2008	365,179,108.87
3	3/25/2008	4/25/2008	349,805,493.16
4	4/25/2008	5/25/2008	335,024,351.06
5	5/25/2008	6/25/2008	320,854,178.45
6	6/25/2008	7/25/2008	307,303,586.44
7	7/25/2008	8/25/2008	294,329,937.46
8	8/25/2008	9/25/2008	281,908,487.06
9	9/25/2008	10/25/2008	269,816,493.02
10	10/25/2008	11/25/2008	258,270,475.90
11	11/25/2008	12/25/2008	242,751,309.15
12	12/25/2008	1/25/2009	186,238,832.44
13	1/25/2009	2/25/2009	177,861,995.92
14	2/25/2009	3/25/2009	170,506,087.35
15	3/25/2009	4/25/2009	163,351,357.78
16	4/25/2009	5/25/2009	156,512,351.56
17	5/25/2009	6/25/2009	147,584,647.66
18	6/25/2009	7/25/2009	116,845,343.34
19	7/25/2009	8/25/2009	111,756,387.68
20	8/25/2009	9/25/2009	107,233,543.97
21	9/25/2009	10/25/2009	102,861,194.77
22	10/25/2009	11/25/2009	98,571,646.57
23	11/25/2009	12/25/2009	87,054,554.52
24	12/25/2009	1/25/2010	59,906,551.80
25	1/25/2010	2/25/2010	57,147,871.20
26	2/25/2010	3/25/2010	54,974,720.50
27	3/25/2010	4/25/2010	52,885,003.16
28	4/25/2010	5/25/2010	50,821,416.97
29	5/25/2010	6/25/2010	45,309,568.02
30	6/25/2010	7/25/2010	35,289,645.37
31	7/25/2010	8/25/2010	33,836,523.30
32	8/25/2010	9/25/2010	32,628,761.80
33	9/25/2010	10/25/2010	31,464,051.97
34	10/25/2010	11/25/2010	30,323,257.43
35	11/25/2010	12/25/2010	28,073,995.11
36	12/25/2010	1/25/2011	24,368,015.18
37	1/25/2011	2/25/2011	23,469,589.51
38	2/25/2011	3/25/2011	22,664,744.64
39	3/25/2011	4/25/2011	21,887,107.43
40	4/25/2011	5/25/2011	21,135,773.91
41	5/25/2011	6/25/2011	20,409,869.49
42	6/25/2011	7/25/2011	19,708,548.01
43	7/25/2011	8/25/2011	19,030,990.84
44	8/25/2011	Termination Date	18,376,406.03

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